                                                                    EXHIBIT 99.1


                                 CERTIFICATION
                      PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Southern Energy Homes, Inc. (the "Company") on Form 10-Q for the period ending June 28, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Keith
O. Holdbrooks, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)      The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



/s/ Keith O. Holdbrooks
Keith O. Holdbrooks
Chief Executive Officer
August 12, 2002